Summary Prospectus    September 30, 2014
Voya Retirement Solution 2040 Fund  (formerly, ING Retirement Solution 2040 Fund)
Class/Ticker: I/IRSOX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund's Prospectus and Statement of Additional Information, each dated September 30, 2014, and the audited financial statements on pages 16 - 37 of the Fund’s shareholder report dated May 31, 2014 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
Until the day prior to its Target Date (defined below), the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Fund's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.04%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	None
Other Expenses	97.49%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses[1]	98.31%
Waivers and Reimbursements[2]	(97.39)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.92%
1	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2	The adviser is contractually obligated to limit expenses to 0.92% for Class I shares through October 1, 2015. The limitation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within
36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$94	5,917	5,943	5,944
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Fund's current approximate target
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investment allocation (expressed as a percentage of its net assets) (“Target Allocation”) among the Underlying Funds is as follows: 89% in equity securities; and 11% in debt instruments. As this is the Target Allocation, the actual allocation of the Fund's assets may deviate from the percentages shown.
The Target Allocation is measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocation if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Fund may periodically deviate from the Target Allocation based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocation. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.
Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.
Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international (including emerging markets) intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds; ” floating rate loans; and Treasury inflation protected securities.
The Fund may invest in exchange-traded notes.
The Fund may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, as a substitute for taking a position in the underlying asset, to seek to minimize risk, and to assist in managing cash.
The Fund may invest up to 20% of its total assets in exchange-traded funds.
The Fund is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Fund would plan to make withdrawals from the Fund for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Fund's glide path will transition to the target asset allocation illustrated below on an annual basis and become more conservative as the Fund approaches the Target Date. As the Fund approaches its Target Date in 2040, the Fund's Target Allocation is anticipated to be the same as that of Voya Retirement Solution Income Fund, which is equal to approximately 35% equity securities and 65% debt instruments.
As the Fund's Target Allocation migrates toward that of Voya Retirement Solution Income Fund by the Target Date, it is anticipated that the Fund would be merged with and into the Voya Retirement Solution Income Fund. The Voya Retirement Solution Income Fund is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Fund is designed for an investor who plans to withdraw the value of the investor's investments in the Fund gradually on or after the Target Date. The mix of investments in the Fund's Target Allocation will change over time and seek to reduce investment risk as the Fund approaches its Target Date.
The Fund will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.
Principal Risks
You could lose money on an investment in the Fund, even near, at, or after the Target Date. There is no guarantee that the Fund will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.
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Summary Prospectus	Voya Retirement Solution 2040 Fund

Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Fund or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund or an Underlying Fund pays a fee to protect against the risk that a security held by the Fund or the Underlying Fund will default. As a seller of the swap, the Fund or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Fund or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund or an Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund or Underlying Fund investments, adversely affect values, and increase the Fund's or an Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Fund or an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the
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Summary Prospectus	Voya Retirement Solution 2040 Fund

effect of decreasing the overall level of the Fund's or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund or an Underlying Fund could realize upon disposition. The Fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund or an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund's performance for the first full calendar year of operations and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
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Summary Prospectus	Voya Retirement Solution 2040 Fund

Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 4th, 2013, 7.02% and Worst quarter: 2nd, 2013, 0.57%
The Fund's Class I shares' year-to-date total return as of June 30, 2014: 5.34%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	22.74	N/A	N/A	21.49	12/20/12
After tax on distributions	%	20.47	N/A	N/A	19.26
After tax on distributions with sale	%	13.22	N/A	N/A	15.57
S&P Target Date 2040 Index[1]	%	22.40	N/A	N/A	21.06
1	The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 12/12)	Frank van Etten Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	I
Non-retirement accounts	$250,000
Retirement accounts	$250,000
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$—
There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Summary Prospectus	Voya Retirement Solution 2040 Fund

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SPRO-473560 (0914-093014)